Filed Pursuant to Rule 497
Registration No. 333-197447

Supplement No. 6 dated November 16, 2015
to
Prospectus dated July 21, 2015

This Supplement No. 6 dated November 16, 2015, or Supplement No. 6, contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America II, which we refer to as the Company, our, us or we, dated July 21, 2015, or the Prospectus, as supplemented by Supplement No. 1 dated August 7, 2015, Supplement No. 2 dated August 12, 2015, Supplement No. 3 dated September 2, 2015, Supplement No. 4 dated September 9, 2015 and Supplement No. 5 dated September 10, 2015. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 25 of the Prospectus before you decide to invest.

STATUS OF OUR INITIAL PUBLIC OFFERING

On November 15, 2015, our board of directors, on the advice of our Adviser, authorized the suspension of our initial public offering effective December 31, 2015. There can be no assurance as to when, or if, we will resume the offering, if at all. We will continue to accept subscriptions for shares of common stock through December 31, 2015 and will allow subscriptions in process on December 31, 2015 to be delivered through February 14, 2016. Our distribution reinvestment plan and our share repurchase program will remain in effect.

PROSPECTUS UPDATES

Risk Factors

The following disclosure is hereby inserted as the eleventh risk factor under the subheading “Risks Relating to Our Business and Structure” which begins on page 25 of the Prospectus:

“This offering will be suspended effective December 31, 2015, and we may not be able to obtain the additional capital we require from other sources.

On November 15, 2015, our board of directors, on the advice of our Adviser, authorized the suspension of this offering effective December 31, 2015. There can be no assurance as to when, or if, we will resume this offering, if at all. There also can be no assurance that we will be able to generate capital from alternative sources, including from the sale of shares of common stock through the distribution reinvestment plan, to fund our operating and capital needs, including cash required to fund repurchases under our share repurchase program, or to make distributions to our stockholders. Moreover, if we are required to sell assets to generate needed cash, our ability to generate future cash flow from operations will be adversely impacted.

In addition, our failure to raise adequate capital to successfully implement our investment strategy or achieve portfolio diversification, due to the suspension of this offering or for any other reason, could adversely impact the value of an investment in our common stock.

Recent allegations of fraudulent proxy solicitations by the dealer manager have led to the temporary suspension of a substantial portion of the dealer manager’s selling agreements with broker-dealers participating in this offering and may otherwise adversely impact the dealer manager’s ability to successfully conduct this offering.

On November 12, 2015, the Enforcement Section of the Massachusetts Securities Division filed an administrative complaint against the dealer manager alleging fraudulent behavior in connection with proxy services provided by the dealer manager to another program sponsored by the parent of our Sponsor. Neither we nor our Adviser is a named party in the administrative complaint. This complaint seeks, in part, the revocation of the dealer manager’s broker-dealer registration in Massachusetts. Our Adviser has suspended the dealer manager from providing such services to us in the future. Further, the dealer manager has advised us that broker-dealer firms participating in this offering which represent a significant portion of the selling group, including Cetera Financial Group and its affiliates, have temporarily suspended their selling agreements. We cannot predict the length of time these suspensions will continue, whether additional suspensions will occur or whether any broker-dealer firm that has suspended its selling agreement will lift the suspension. During the period this offering is ongoing, the suspension of selling agreements as well as any other consequences, such as reputational harm to the dealer manager or our Sponsor, resulting from the filing of this complaint, direct or indirect, may have a material adverse effect on the amount of capital we may raise in this offering.

On November 15, 2015, our board of directors, on the advice of our Adviser, authorized the suspension of this offering effective December 31, 2015. There can be no assurance as to when, or if, we will resume this offering, if at all.”